                            SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION

                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-12

                                 HighMark Funds
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                (Name of Registrant as Specified in its Charter)

                               John M. Loder, Esq.
                                  Ropes & Gray
                        One California Street, Suite 2200
                             San Francisco, CA 94111

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A

(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined).: N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: N/A

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)    Amount previously paid: N/A

2)    Form, Schedule or Registration Statement No.: N/A

3)    Filing Party: N/A

4)    Date Filed: N/A

Notes:

                        IMPORTANT SHAREHOLDER INFORMATION

                                 HIGHMARK FUNDS

                       HighMark International Equity Fund

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to the HighMark International Equity Fund (the "Fund"). The proxy card may be completed by checking the appropriate box voting for or against the specific proposals relating to the Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us (or vote by telephone or the Internet). Voting your proxy, and doing so promptly, enables the Fund to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

                         [FRONT COVER OF PROXY PACKAGE]

                                 HIGHMARK FUNDS

                       HIGHMARK INTERNATIONAL EQUITY FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 22, 2003

      Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of the HighMark International Equity Fund (the "Fund"), a series of HighMark Funds, will be held at 3:00 p.m. Eastern Time on August 22, 2003 at the offices of SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, for the following purposes:

      1. To consider the liquidation of the Fund's assets. All liquidated assets minus outstanding liabilities and taxes are proposed to be distributed pro rata to the Fund's shareholders and, thereafter, the Fund to be terminated.

      2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

      The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting in person.

      Shareholders of record at the close of business on July 15, 2003 (the "Shareholders") are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                                            By Order of the Trustees

                                            John C. Munch

                                            Secretary

August 1, 2003

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING, OR SUBMIT YOUR VOTE BY TELEPHONE OR THE INTERNET. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET.

To Shareholders of
HighMark International Equity Fund

      A Special Meeting of Shareholders (the "Special Meeting") of the HighMark International Equity Fund (the "Fund"), a series of HighMark Funds, has been scheduled for August 22, 2003. The purpose of this Special Meeting is to submit a very important matter regarding the future of the Fund to the shareholders for a vote.

      After considering the small asset size of the Fund, the lack of prospects for growth in asset size and new shareholders, the Trustees of HighMark Funds concluded that among all the available alternatives, it would be in the best interests of the Fund's shareholders to liquidate and distribute the Fund's assets and then terminate the Fund. The attached proxy statement contains information relating to the proposal that you will be asked to consider and on which you will be asked to vote.

      While you are, of course, welcome to join us at the Special Meeting, most shareholders vote by filling out and signing the enclosed proxy card (or by telephone or the Internet). To conduct the Special Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Special Meeting, we need your vote. Please vote by telephone or the Internet, or mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

      We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative, or HighMark Funds directly at 1-800-433-6884.

      Your vote is very important to us. As always, we thank you for your confidence and support.

                                                     Sincerely,


                                                     James R. Foggo
                                                     President
                                                     HighMark Funds

              PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD

                     (OR VOTE BY TELEPHONE OR THE INTERNET)

                           YOUR VOTE IS VERY IMPORTANT

                                 HIGHMARK FUNDS

Q.    WHY IS THE BOARD OF TRUSTEES PROPOSING TO CLOSE THE INTERNATIONAL EQUITY
      FUND?

A. In connection with their fiduciary duty to monitor the performance of the portfolios of the HighMark Funds, serious consideration was given to the future of the HighMark International Equity Fund. After considering a variety of options, the Board of Trustees of HighMark Funds determined that many factors limited the prospects for long-term growth of the Fund. Poor prospects for growth in asset levels means that it is unlikely that the Fund will achieve adequate economies of scale and be the optimally efficient investment vehicle for shareholder assets for which it was originally designed.

Q. WHAT WILL HAPPEN TO MY INVESTMENT IN THE INTERNATIONAL EQUITY FUND IF THIS PROPOSAL IS APPROVED?

A. The assets in the Fund will be liquidated, the proceeds will be distributed to shareholders and the Fund will be terminated on August 29, 2003 or as soon thereafter as is operationally feasible. Any assets that remain invested in the Fund on its termination date will be liquidated and, after paying all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the Fund, your pro-rata share of the proceeds will be remitted to you or your representative.

Q.    ARE THERE ANY ALTERNATIVE INVESTMENT OPTIONS AVAILABLE TO ME AT HIGHMARK
      FUNDS?

A. Yes. There are a variety of alternative investment options available to shareholders of the International Equity Fund. Because of the importance of meeting your precise investment needs, no specific recommendations for alternative investment options are provided with this proxy package. You are encouraged to contact your account representative to discuss these alternative investment options.

Q.    WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of July 15, 2003. In the event that not enough shareholders return the enclosed proxy ballot card to achieve a quorum, we will be forced to incur additional expense associated with additional solicitations. In order to avoid additional costs to your Fund, please return the completed proxy ballot as soon as possible.

Q.    HOW DO THE BOARD MEMBERS SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of HighMark Funds, including the Independent Trustees, recommend that you vote "FOR" all of the items on the enclosed proxy ballot. The Board also urges you to vote and return all the proxy ballot cards you receive.

Q.    WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact your account administrator or investment representative, or call HighMark Funds directly at 1-800-433-6884.

THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED BY DISCLOSURES CONTAINED IN THE ACCOMPANYING PROXY STATEMENT.

                                 HIGHMARK FUNDS

                       HIGHMARK INTERNATIONAL EQUITY FUND

                            ONE FREEDOM VALLEY DRIVE

                            OAKS, PENNSYLVANIA 19456

                            ------------------------

                         SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 22, 2003

                              ---------------------

                                 PROXY STATEMENT

      The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of HighMark Funds (the "Trust") on behalf of HighMark International Equity Fund (the "Fund"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and voting on August 22, 2003 at the Special Meeting of Shareholders of the Fund at 3:00 p.m. Eastern Time at One Freedom Valley Drive, Oaks, Pennsylvania 19456 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or will be borne by the Fund. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust or SEI Investments Global Funds Services ("SEI"), the Trust's administrator. In the event that a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy holders will vote those shares in favor of such proposal(s).

      Only shareholders of record at the close of business on July 15, 2003 ("Shareholders") will be entitled to vote at the Special Meeting. On July 15, 2003, the Fund had outstanding 1,040,979.855 shares of beneficial interest ("Shares"), each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote on each matter to be acted upon at the Special Meeting. This proxy statement and the enclosed proxy card will be sent to Shareholders on or about August 1, 2003.

      The Trust's Declaration of Trust and Code of Regulations do not provide for annual shareholder meetings, and no such meetings are planned for 2003. Proposals that shareholders would like to have considered for inclusion in a proxy statement for any future meeting must be received by the Trust within a reasonable period of time prior to printing and mailing proxy material for such meeting.

      For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

      The Trust's executive offices are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

A COPY OF THE FUND'S ANNUAL REPORT DATED JULY 31, 2002 AND SEMI-ANNUAL REPORT DATED JANUARY 31, 2003 IS AVAILABLE UPON REQUEST AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-433-6884.

                                  INTRODUCTION

      This Special Meeting is being called for the following purposes: (1) to approve the liquidation of the Fund's assets and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

      Approval of the liquidation of the Fund's assets requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

                                    PROPOSAL

                         APPROVAL OR DISAPPROVAL OF THE
                        LIQUIDATION OF THE FUND'S ASSETS

      This Special Meeting is being called for the purpose of approving the liquidation of the Fund's assets. The Trustees have determined that it is in the Fund's and its shareholders' best interests for the Fund to liquidate its assets and then distribute pro rata to shareholders all of the liquidation proceeds (net of outstanding liabilities and taxes). Thereafter, the Trustees would wind up the affairs of, and terminate, the Fund.

      The Trustees considered the small asset size of the Fund and the lack of prospects for growth in asset size and new shareholders as important factors in reaching its determination.

      The Trustees considered alternatives to liquidating and terminating the Fund, such as replacing the Fund's sub-adviser or merging it into another fund or funds. The Trustees concluded that, among all of the available alternatives presented to and considered by the Trustees, for a variety of reasons the liquidation alternative was in the best interest of the Fund's shareholders. The other alternatives did not provide the most efficient or effective means of protecting shareholder interests. For example, in considering the possibility of a replacing the Fund's sub-adviser, the Trustees determined that the poor prospects for future growth of the Fund would tend to limit the interest of top-quality prospective sub-advisers in managing the Fund over the long term. Additionally, in considering the possibility of a merger, the Trustees noted that a merger with an unaffiliated fund would be a lengthy, expensive proposition for the shareholders, as compared to liquidation, which would enable each shareholder to re-invest its money in another fund or other investment of its own choosing.

      After due deliberation, the Trustees approved the liquidation of the Fund's assets. Pursuant to HighMark Funds' Declaration of Trust, the approval of the Fund's shareholders is required to effectuate the liquidation of the Fund's assets. Approval of the proposed liquidation with respect to the Fund requires the affirmative vote of: (a) 67% or more of the Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Fund, whichever is less.

      If the proposal is approved by Shareholders, after liquidating all of the assets of the Fund, the Trustees intend to distribute to shareholders of the Fund their pro rata share of the

Fund's assets, after paying all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the Fund, as required by HighMark Funds' Declaration of Trust. Thereafter, the Trustees intend to wind up the affairs of the Fund and take such steps as are necessary to terminate the Fund's state or federal registration. Liquidation and distribution of the Fund's assets and the winding up and termination of the Fund will take place as soon as reasonably practicable after the Special Meeting.

      If the required Shareholder vote in favor of liquidating the Fund's assets is not approved, the Fund will continue in operation pending consideration by the Trustees of such further actions or alternatives as they deem to be in the best interest of the Fund and its shareholders.

      THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE LIQUIDATION OF THE FUND.

                             ADDITIONAL INFORMATION

                          OTHER MATTERS AND DISCRETION
                          OF PERSONS NAMED IN THE PROXY

      While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business that the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

      If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its or their approval have been received.

      The Fund's investment adviser is HighMark Capital Management, Inc. ("HCM"), which has its principal business offices at 475 Sansome Street, San Francisco, CA 94111. HCM is a wholly-owned subsidiary of UnionBanCal Corporation, which has its principal business offices at 400 California Street, San Francisco, California 94104. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi, Ltd., a subsidiary of Mitsubishi Tokyo Financial Group. The Bank of Tokyo-Mitsubishi, Ltd. has its principal business offices at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8388, Japan, and Mitsubishi Tokyo Financial Group has its principal business offices at 26F Marunouchi Bldg, 4-1, Marunouchi 2-Chome, Chiyoda-ku, Tokyo 100-6326, Japan. Deutsche Asset Management Investment Services, Ltd., with its principal business offices at 1 Appold Street, Broadgate,

London EC2A 2UU, U.K., serves as sub-adviser to the Fund. Deutsche is wholly owned by Deutsche Asset Management Group Limited which in turn is wholly owned by Deutsche Morgan Grenfell Group PLC ("DMG"), an investment holding company. DMG is a wholly-owned subsidiary of Deutsche Bank AG.

      SEI Investments Global Funds Services (the "Administrator"), a Delaware business trust with its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Trust's administrator. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator.

      SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments with its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as distributor to the Trust.

      As of July 15, 2003, HCM and its bank affiliates were the shareholders of record of 84.53% and had voting authority over 71.56% of the Fund's Shares. As a consequence, HCM may be deemed to be a controlling person of the Fund under the 1940 Act.

      The following table sets forth, as of July 15, 2003 (unless otherwise indicated), the beneficial ownership of each shareholder known to management of the Fund to own beneficially more than 5% of the outstanding Shares of any class of Shares of the Fund. Unless otherwise indicated, the beneficial owner set forth in the table has sole voting and investment power.

Name and Address of                         Share            Number of Shares    Percent
  Beneficial Owner                          Class                 Owned          of Class
  ----------------                          -----                 -----          --------

Union Bank of California                   Class A               2,103.481       5.80%
IRA of John A. Ungersma
Rollover
590 Rocking K
Bishop, CA 93514-3701

Fahnestock& Co. Inc. F/B/O                 Class B               1,525.000       8.25%
Office Master, Inc.
2009 Wright St
La Verne, CA 91750-5812

Union Bank of California Cust              Class B                 945.204       5.11%
IRA of Robert E Herchek
Rollover
1074 W Seventh
Corona, CA 92882-3119

State Street Bank & Trust Co.              Class C                 121.297      27.84%
Cust for the IRA of
Ronald Noon
PO Box 893
Orinda, CA 94563-0888

State Street Bank & Trust Co.              Class C                 108.040      24.80%
Cust for the IRA of
FBO Hiroshi Nakai

138 15th Ave
San Francisco, CA 94118-1011

Rosemary Mercurio                          Class C                  78.498      18.02%
8440 W Kimberly Way
Peoria, AZ 85382-8721

State Street Bank & Trust Co.              Class C                  44.467      10.21%
Cust for the IRA R/O
FBO Rodney A. Harrison
2410 N Post Street
Spokane, WA 99205-3251

HighMark Capital Management                Class C                  24.627       5.65%
445 S Figueroa St
Los Angeles, CA 90071-1602

State Street Bank & Trust Co.              Class C                  23.419       5.38%
Cust for the IRA of
Joyce T. Nakai
138 15th Ave
San Francisco, CA 94118-1011

New United Motor Manufacturing, Inc.       Fiduciary           190,979.855      19.31%
45500 Fremont Blvd
Fremont, CA 94538-6368

BNP Paribas Securities Services/AXA        Fiduciary           105,724.541      10.73%
66 Rue de La Victoire
Secteur 246-Laurent Milleville
75009 Paris
France


      As of July 15, 2003, the officers and Trustees of the Trust owned less than 1% of the outstanding Shares of the Fund.

      If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope (or vote by telephone or the Internet) to avoid unnecessary expense and delay. No postage is necessary.

August 1, 2003

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES). YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET.

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

                       HIGHMARK INTERNATIONAL EQUITY FUND

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS ON AUGUST 22, 2003

This proxy is solicited by the Board of Trustees of HighMark Funds for use at a Special Meeting of Shareholders of the HighMark International Equity Fund ("Special Meeting") to be held on August 22, 2003 at 3:00 p.m. Eastern Time at the offices of SEI Investments Global Funds Services at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The undersigned hereby appoints Stephanie Cavanagh and Donna Rafa, and each of them, with full power of substitution, as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter and in their discretion upon any other matter which may come before the Special Meeting:

PROPOSAL (1) Approval of the liquidation of all of the assets of the HIGHMARK INTERNATIONAL EQUITY FUND.

           FOR                        AGAINST                            ABSTAIN
---------                  ---------                          ---------

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposal.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated August 1, 2003 and the Proxy Statement attached hereto:

                  --------------------------------------------------------------
                  Signature(s) of Shareholder(s)

                  --------------------------------------------------------------
                  Signature(s) of Shareholder(s)

                  Date:                                                , 2003
                        -----------------------------------------------


IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***